EXHIBIT 10.3
                                                                    ------------

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 22, 2004, is by and among CHATTEM, INC., a Tennessee corporation (the "Borrower"), each of the Borrower's Domestic Subsidiaries (individually a "Guarantor" and collectively with the Borrower, the "Credit Parties"), the Persons identified as lenders on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, the Credit Parties, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of February 26, 2004 (the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as provided herein; and

         WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (as amended hereby).

                                     PART II
                         AMENDMENTS TO CREDIT AGREEMENT

         SUBPART 2.1 Section 8.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  No Credit Party will, nor will it permit its Subsidiaries to, alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date, which with respect to Signal shall be limited to the ownership of trademarks and tradenames for the purpose of licensing (a) any or all of such trademarks and tradenames to the Borrower or any other Credit Party and (b) any or all of such trademarks and tradenames that are not registered in the United States or Canada to any Foreign Subsidiary of the Borrower.

         SUBPART 2.2 Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  No Credit Party will, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including, without limitation, inventory, receivables, real property, leasehold interests, equipment and securities other than (a) any inventory or other assets sold, leased or disposed of (or simultaneously replaced with like goods) in
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         the ordinary course of business, (b) obsolete, idle or worn-out assets no longer used or useful in its business, (c) the sale, lease or transfer or other disposal by a Credit Party other than the Borrower of any or all of its assets to the Borrower or to any other Credit Party,
         (d) the sale, transfer or other disposition of "margin stock" within the meaning of Regulation U, (e) the non-recourse sale of trade accounts receivable to a Person that is not an Affiliate of the Borrower provided that (i) at the time of the sale (and after giving effect thereto) no Default or Event of Default exists, (ii) as a result of such sale, no Material Adverse Effect would occur or be reasonably expected to occur, and (iii) the amount of such receivables subject to such sales do not exceed, in the aggregate, $7,000,000 at any time outstanding, (f) other sales of equipment provided that (i) the sale is for fair market value, (ii) the sale is for cash consideration, (iii) at the time of the sale (and after giving effect thereto) no Default or Event of Default exists, (iv) as a result of such sale, no Material Adverse Effect would occur or be reasonably expected to occur and (v) such sales do not exceed, in the aggregate, $250,000 during any fiscal year, (g) sales of product lines (or the right to produce a consumer product or products) provided that (i) the dispositions permitted under this subparagraph (g) shall not exceed $10,000,000 during any fiscal year and, (ii) the dispositions permitted under this subparagraph (g) during any fiscal year shall be limited to product lines (or the right to produce a consumer product or products) having aggregate sales for the twelve-month period ending on the fiscal quarter ending immediately preceding the sale in an aggregate amount not exceeding ten percent (10%) of EBITDA for such twelve month period and (iii) the Credit Parties shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to any such disposition on a Pro Forma Basis, the Credit Parties and their Subsidiaries would have been in compliance with all the financial covenants set forth in Section 7.12, (h) the transfer by the Borrower of the Capital Stock of Chattem (U.K.) Limited to Chattem Global Consumer Products Limited and (i) the sale, lease or transfer or other disposal by a Foreign Subsidiary of the Borrower of any or all of its assets to any other Foreign Subsidiary of the Borrower.

         SUBPART 2.3 Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  No Credit Party will, nor will it permit its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate except for (a) transactions set forth on Schedule 8.8 and (b) intercompany transactions that are otherwise permitted by this Credit Agreement.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Effective Date. This Amendment shall be and become effective as of November 1, 2004, subject to the satisfaction of the following conditions:

                  (a) Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Guarantors, the Required Lenders and the Agent.

                  (b) Fees and Expenses. The Borrower shall have paid to the Agent, all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

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

                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents on and as of the date hereof, (b) each Credit Party has the requisite corporate power and authority to execute, deliver and perform this Amendment and
(c) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date). Each Credit Party acknowledges and confirms that the Borrower's obligations to repay the outstanding principal amount of the Loans is unconditional and not subject to any offsets, defenses or counterclaims.

         SUBPART 4.2 Acknowledgment. Each Guarantor hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.4 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TENNESSEE.

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.9 General. Except as amended hereby, the Credit Agreement and all other Credit Documents shall continue in full force and effect.


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         IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:
--------                               CHATTEM, INC.,
                                       a Tennessee corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


GUARANTORS:                            SIGNAL INVESTMENT & MANAGEMENT CO.,
----------                             a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       SUNDEX, LLC,
                                       a Tennessee limited liability company


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       CHATTEM (CANADA) HOLDINGS, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

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AGENT:                                 BANK OF AMERICA, N.A.,
-----                                  in its capacity as Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


LENDERS:                               BANK OF AMERICA, N.A.,
-------                                in its capacity as a Lender


                                       By:
                                          --------------------------------------
                                       Name:  John M. Hall
                                       Title:    Senior Vice President


                                       SUNTRUST BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BRANCH BANKING AND TRUST


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       NATIONAL CITY BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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